UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
April 27, 2011
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     In its Definitive Proxy Statement for the 2011 Annual Meeting of Stockholders (the “Proxy Statement”), Lennox International Inc.
(the “Company”) disclosed that an immediate family member of a director of the Company is employed as a non-executive employee of a global consulting and services firm (the “Consulting Firm”) that was engaged by the Company to provide certain consulting services to the Company.
     The Company is filing this Current Report on Form 8-K to correct that prior disclosure. The immediate family member referred to in the Proxy Statement is not now, and has never been, employed by the Consulting Firm.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: April 27, 2011	By:	/s/ Robert L. Villaseñor
		Name:	Robert L. Villaseñor
		Title:	Director, Securities Law and Assistant Secretary

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